UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 7, 2004
                                                           ------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28308                     52-1758016
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


41 University Drive, Newtown, Pennsylvania                             18940
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                               (Zip
                                         Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.
---------------------

      On June 7, 2004, CollaGenex Pharmaceuticals, Inc., a Delaware corporation, entered into a Fourth Loan Modification Agreement with Silicon Valley Bank with respect to the Loan and Security Agreement dated March 19, 2001, as previously amended, between the parties. Such Fourth Loan Modification Agreement further amends the Loan and Security Agreement to, among other things, extend the Maturity Date, as defined therein, to May 31, 2006 and to increase the Maximum Credit Limit, as defined therein, to $5,000,000.

      The foregoing statements are qualified in their entirety by the above referenced Fourth Loan Modification Agreement, which is filed herewith as
Exhibit 10.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
---------------------------------------------------------------------------

        (c)   Exhibits.

         Exhibit No.   Description
         -----------   -----------

            10.1       Fourth Loan Modification Agreement

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                    By: /s/Colin W. Stewart
                                       -----------------------------
                                       Colin W. Stewart
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)


Date:  June 7, 2004